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                                                                   EXHIBIT 10.11

                                   AMENDMENT

AMENDMENT, made and entered into as of this 1/st/ day of November, 1999, to that certain Consultant Agreement ("Agreement"), entered into on June 1, 1999, by and between A. Sidney Alpert and Luminex Corporation.

WHEREAS, at this time, Luminex Corporation and Mr. Alpert, wish to revise the terms and conditions of the Agreement.

NOW, THEREFORE, all of the terms and conditions set forth in the Agreement shall remain in effect as stated, except as follows:

1.   The term of the Agreement shall be extended through October 31, 2000.

2. Article 3.1 of the Agreement shall be amended by changing the phrase, "one working day" to "two working days."

3. The compensation set forth in Article 4 of the Agreement shall be changed to the sum of Eleven Thousand Six Hundred Sixty-Six and No/100 Dollars ($11,666.00) per month.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                             LUMINEX CORPORATION

/s/ A. Sidney Alpert                         By /s/ Mark Chandler
-------------------------------              -----------------------------------
A. Sidney Alpert                                Mark B. Chandler
                                                President and CEO